UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2017

FOTV Media Networks Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-212396	45-3343730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

338 N. Canon Drive, 3rd Floor, Beverly Hills, California	90210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 733-1830

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

FOTV Media Networks Inc.

May 18, 2017

Item 4.01	Changes in Registrant’s Certifying Accountants.

(a) Dismissal of Independent Registered Public Accountant

On May 18, 2017, FOTV Media Networks Inc. (the “Company”) dismissed BDO LLP (“BDO”), as the independent registered public accounting firm, effective immediately . The Board of Directors of the Company approved BDO’s dismissal. The Company does not presently have an Audit Committee.

The reports of BDO on the financial statements of the Company as of and for each of the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports on the financial statements of the Company contained an explanatory paragraph regarding the Company’s ability to continue as a going concern. During the Company’s fiscal years ended December 31, 2015 and 2014, and through May 18, 2017, the date of the dismissal of BDO, (i) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such years, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BDO with a copy of the foregoing disclosure and requested that BDO furnish the Company with a letter addressed to the SEC stating whether it agrees with such disclosure. A copy of BDO’s letter is attached hereto as Exhibit 16.1.

(b) Newly Appointed Independent Registered Public Accountant

On May 19, 2017, the Board of Directors of the Company approved the appointment of Squar Milner LLP (“Squar Milner”) to serve as the Company’s independent registered public accounting firm for the quarter ended September 30, 2016 and the year ended December 31, 2016. The effective date of Squar Milner’s appointment as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016 is May 19, 2017. During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through May 19, 2017, neither the Company, nor anyone acting on the Company’s behalf, has consulted with Squar Milner regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, in any case where either a written report or oral advice was provided to the Company by Squar Milner that Squar Milner concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter, dated May 24, 2017, from BDO LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2017	FOTV MEDIA NETWORKS INC.

	By:	/s/ Alkiviades (Alki) David
	Name:	Alkiviades (Alki) David
	Title:	Chairman and Chief Executive Officer